UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

JBS N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-42678	98-1861274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stroombaan 16, 5th Floor Amstelveen, Netherlands	1181 VX
(Address of principal executive offices)	(Zip Code)

+31 20 656 47 00
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares, par value €0.01 per share	JBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 8.01 below regarding the Purchase Agreements (as defined below) and the equity consideration payable in the Transactions (as defined below) is incorporated by reference into this Item 3.02.

The Class A Shares (as defined below), including the Class A Shares underlying the BDRs (as defined below), will be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof for transactions by an issuer not involving any public offering.

Item 7.01.	Regulation FD Disclosure.

On November 9, 2026, JBS N.V. (“JBS”) issued a press release announcing the Flora Acquisition (as defined below) and the Canal Rural Acquisition (as defined below) as further described in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. In addition, on November 9, 2026, JBS posted a market presentation containing supplemental information regarding the Transactions (as defined below) on its investor relations website at https://ir.jbsglobal.com/. A copy of the market presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01, and the accompanying Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On November 9, 2026, JBS’s wholly owned Brazilian subsidiary JBS S.A. (“JBS S.A.”) entered into a share purchase agreement (the “Flora Purchase Agreement”) with J&F S.A. (“J&F”) and Colorado Fundo de Investimento em Participações em Cadeias Produtivas Agroindustriais – FIP FIAGRO (“FIP Fiagro”) pursuant to which JBS S.A. will acquire all of the outstanding shares of Flora Produtos de Higiene e Limpeza S.A. (“Flora” and such transaction, the “Flora Acquisition”). Upon completion of the Flora Acquisition, Flora will become a wholly owned subsidiary of JBS S.A. JBS S.A. has agreed to acquire Flora for R$2.968 billion, subject to certain adjustments (the “Flora Purchase Price”). The Flora Purchase Price will be payable in Class A common shares of JBS, par value €0.01 per share (“Class A Shares”), and/or Brazilian depositary receipts (“BDRs”), each representing one Class A Share. Under the Flora Purchase Agreement, the aggregate number of Class A Shares to be delivered to J&F and FIP Fiagro, including those underlying BDRs, will be determined by dividing the portion of the Flora Purchase Price payable in Class A Shares or BDRs by a reference price of R$66.82916 per Class A Share (calculated based on the volume-weighted average closing price of Class A Shares on the New York Stock Exchange for the 30 trading sessions ending November 5, 2026 of US$12.20 per Class A Share, converted into Brazilian reais using the Brazilian Central Bank’s PTAX selling exchange rate on that date of R$5.4778 per US$1.00).

Also on November 9, 2026, JBS S.A. entered into a quota purchase agreement (the “Canal Rural Purchase Agreement” and, together with the Flora Purchase Agreement, the “Purchase Agreements”) with J&F to acquire all of the outstanding quotas of Canal Rural Produções Ltda. (“Canal Rural” and such transaction, the “Canal Rural Acquisition” and, together with the Flora Acquisition, the “Transactions”). Upon completion of the Canal Rural Acquisition, Canal Rural will become a wholly-owned subsidiary of JBS S.A. JBS S.A. has agreed to acquire Canal Rural for R$88.1 million, subject to certain adjustments (the “Canal Rural Purchase Price”). The Canal Rural Purchase Price will be paid to J&F in Class A Shares using the same reference price of R$66.82916 per Class A Share. The Transactions are related-party transactions because J&F and FIP Fiagro are part of the same economic group as JBS S.A. The enterprise values were supported by studies prepared by specialized independent institutions, and the Transactions were approved by JBS’s audit committee, composed exclusively of independent directors, in accordance with the applicable related-party transactions policy, and by the board of directors of JBS acting exclusively through members without a conflict of interest in the Transactions.

The Transactions are expected to close in December 2026, subject to customary closing conditions, unless otherwise agreed by the parties.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed Transactions, their expected timing, the payment of acquisition consideration and the satisfaction of closing conditions. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would” and similar expressions identify forward-looking statements. These statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including the failure to satisfy or obtain a valid waiver of closing conditions, the termination of either Purchase Agreement, delays in completing the Transactions, difficulties integrating the acquired businesses, unforeseen liabilities, limitations on recourse against the sellers for pre-closing matters, changes in the purchase prices and resulting share issuances, and changes in economic or market conditions. Additional risks are described in JBS’s filings with the United States Securities and Exchange Commission, including JBS’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 20-F. This list is not exhaustive, and other factors may cause actual results to differ materially. Forward-looking statements speak only as of the date hereof, and JBS undertakes no obligation to update them publicly except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by JBS N.V. on November 9, 2026.
99.2	Market Presentation, dated November 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 2026	JBS N.V.

/s/ Guilherme Perboyre Cavalcanti
Name: Guilherme Perboyre Cavalcanti
Title: Global Chief Financial Officer and Investor Relations Officer

3